SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

SILVERGATE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Silvergate Capital Corporation (the “Company”), as part of its previously disclosed plan to wind down the operations of and voluntarily liquidate its wholly-owned subsidiary, Silvergate Bank (the “Bank” and such wind down and voluntary liquidation, the “Bank Liquidation”), announced the next phase in its plan to align the remaining leadership team with the objectives of the Bank Liquidation.

Effective August 15, 2023, each of Alan J. Lane, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank, and John M. Bonino, Chief Legal Officer of the Company and the Bank, will depart from their respective positions.  Effective September 30, 2023, Antonio Martino, Chief Financial Officer of the Company and the Bank, will depart from his role as Chief Financial Officer.  Following their separations, Messrs. Lane, Bonino and Martino will not be entitled to any further compensation under each of their respective employment agreements, but each will receive certain severance benefits provided to Bank employees being discharged in the course of the Bank Liquidation.

Messrs. Lane, Bonino and Martino have each advised the Company that their respective departures from the Company and the Bank were not the result of any dispute or disagreement with the Company, the Bank or the respective board of directors on any matter relating to the operations, policies or practices of the Company or Bank.

Effective immediately upon the effectiveness of Mr. Lane’s departure, Kathleen M. Fraher, Chief Transition Officer of the Company and the Bank, will serve as the Company’s principal executive officer for purposes of reports filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Effective immediately upon the effectiveness of Mr. Martino’s departure, Andrew Surry, Chief Accounting Officer of the Bank, will serve as the Company’s principal financial officer for purposes of reports filed under the Exchange Act.  Each of Ms. Fraher and Mr. Surry will maintain their current titles, and at this time the Company does not expect to appoint a President and Chief Executive Officer of the Company, a Chief Executive Officer of the Bank or a Chief Financial Officer of the Company and the Bank in light of the plan to pursue the Bank Liquidation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date: August 15, 2023	By:	/s/ Kathleen M. Fraher
Name: Kathleen M. Fraher
Title: Chief Transition Officer